EXHIBIT 10.12

NOBLE CORPORATION PLC
DEVONSHIRE HOUSE ● 1 MAYFAIR PLACE
LONDON ● W1J 8AJ ● ENGLAND ● + 44 20 3300 2300

April 21, 2017

Paragon Offshore plc
c/o Paragon Offshore Services LLC
3151 Briarpark Drive
Houston, Texas 77042

Attention: Todd D. Strickler

Re: Definitive Settlement Agreement

Dear Todd:

Reference is made to the Definitive Settlement Agreement, dated as of April 29, 2016 (the "Settlement Agreement"), by and between Paragon Offshore plc ("Paragon") and Noble Corporation plc ("Noble"). Capitalized terms which are not otherwise defined herein shall have the meanings set forth in the Settlement Agreement.

On April 21, 2017, Paragon filed a plan of reorganization in the Paragon Cases that does not incorporate the terms and conditions of the Settlement Agreement. Accordingly, pursuant to Section 8.1(b) of the Settlement Agreement, Noble hereby terminates the Settlement Agreement. This termination is without prejudice to Noble's rights and Paragon's obligations under the Separation Agreements.

Sincerely,

By: ___/s/ David. W. Williams__________
Name: David W. Williams
Title: Chairmen, President & CEO

cc:    Weil, Gotshal & Manges, LLP
767 Fifth Avenue
New York, New York 10153
Attention: Gary T. Holtzer

Noble Corporation plc is a public limited company registered in England and Wales with company number 08354954 and registered office at Devonshire House, 1 Mayfair Place, London, W1J 8AJ England